UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 20, 2025

CARDLYTICS, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-38386		26-3039436
(State or other jurisdiction of incorporation or organization)	(Commission File Number)		(I.R.S. Employer Identification No.)
675 Ponce de Leon Avenue NE, Suite 4100	Atlanta	Georgia	30308
(Address of principal executive offices, including zip code)
	(888)	798-5802
(Registrant's telephone, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading symbol	Name of each exchange on which registered
Common Stock	CDLX	The Nasdaq Stock Market LLC
 Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.
Approval of 2025 Equity Incentive Plan
As described in Item 5.07 below, on May 20, 2025, at the 2025 Annual Meeting of Stockholders (the "Annual Meeting") of Cardlytics, Inc. (the "Company"), the Company’s stockholders approved the Cardlytics, Inc. 2025 Equity Incentive Plan (the "Plan"). The aggregate number of shares of the Company's common stock that may be issued pursuant to stock awards under the Plan will not exceed 15,722,908 shares, which is the sum of (i) 10,000,000 new shares, (ii) the number of shares reserved, and remaining available for issuance, under our 2018 Equity Incentive Plan, and (iii) the number of shares subject to stock options or other stock awards granted under our 2008 Stock Plan or 2018 Equity Incentive Plan that would have otherwise returned to our 2018 Equity Incentive Plan (such as upon the expiration or termination of a stock award prior to vesting). The Plan was previously approved, subject to stockholder approval, by the Board of Directors (the "Board") of the Company. The Plan became effective immediately upon stockholder approval at the Annual Meeting.
A summary of the material terms of the Plan is set forth in the Company's definitive proxy statement for the Annual Meeting filed with the Securities and Exchange Commission on April 3, 2025 (as amended, the "Proxy Statement") as Proposal 3, beginning on page 20, and is incorporated herein by reference. That summary and the foregoing description are qualified in their entirety by reference to the text of the Plan, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.
ITEM 5.07 SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
The Annual Meeting of the Company was held on May 20, 2025. The stockholders considered four proposals, each of which is described in more detail in the Proxy Statement. Of the 52,174,481 shares outstanding as of March 26, 2025 (the "record date"), 34,079,352 shares, or 65.31% of the shares outstanding as of the record date, were present or represented by proxy at the Annual Meeting. Set forth below are the results of the matters submitted for a vote of stockholders at the Annual Meeting.
Proposal No. 1: Election of the three nominees of the Company's board of directors (the "Board") to serve as Class I directors, each to hold office until the 2028 annual meeting of stockholders and until their respective successors are elected and qualified. The votes were cast as follows:

Name	Votes For	Votes Withheld
Jon Francis	20,512,742	1,820,582
Scott Hill	20,964,434	1,368,890
Alex Mishurov	19,645,866	2,687,458
Broker Non-Votes: 11,746,028
Accordingly, all nominees were elected to serve as Class I directors.
Proposal No. 2: Ratification of the selection by the audit committee of the Board of Deloitte & Touche LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2025. The votes were cast as follows:

	Votes For	Votes Against	Abstained
Ratification of Selection of Deloitte & Touche LLP	33,108,069	582,804	388,479
Accordingly, the Company's stockholders approved Proposal No. 2.
Proposal No. 3: Approval of the Cardlytics, Inc. 2025 Equity Incentive Plan.

	Votes For	Votes Against	Abstained
Approval of Cardlytics, Inc. 2025 Equity Incentive Plan	18,545,816	3,485,192	302,316
Broker Non-Votes: 11,746,028
Accordingly, the Company's stockholders approved Proposal No. 3.

Proposal No. 4: Approval, on an advisory basis, of the compensation of the Company's named executive officers. The votes were cast as follows:

	Votes For	Votes Against	Abstained
Approval of Compensation of the Company's Named Executive Officers	18,586,420	3,427,246	319,658
Broker Non-Votes: 11,746,028
Accordingly, the Company's stockholders approved, on a non-binding advisory basis, Proposal No. 4.

ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS
(d)    Exhibits

Exhibit	Exhibit Description
10.1	2025 Equity Incentive Plan and Forms of Stock Option Agreement, Notice of Exercise, Stock Option Grant Notice, Restricted Stock Unit Notice and Restricted Stock Agreement thereunder.
104	The cover page from Cardlytics, Inc.’s Form 8-K filed on May 20, 2025, formatted in Inline XBRL.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Cardlytics, Inc.

Date:	May 20, 2025	By:	/s/ Alexis DeSieno
Alexis DeSieno
Chief Financial Officer (Principal Financial and Accounting Officer)